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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 31, 2006

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                            ONETRAVEL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                       1-8662                   23-2265039
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


             5775 Peachtree Dunwoody Road
                 Building G, Suite 300
                   Atlanta, Georgia                                 30346
       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (770) 730-2860


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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02    Unregistered Sale of Equity Securities.

On January 31, 2006, OneTravel Holdings, Inc. (the "Company") entered into a Waiver Agreement and Amendment to Debenture (the "Agreement") with respect to its 9% Convertible Secured Debentures due October 21, 2008 (the "Original Debentures"), with the institutional investors holding $10,000,000 of the $12,500,000 in aggregate principal amount of the Original Debentures issued by the Company.

The purchasers of the Original Debentures who executed the Agreement (the "Holders") have agreed to (i) waive events of default currently existing or expected to exist under the Original Debentures and associated liquidated damage payments otherwise due from the Company with respect to the Company's failure to timely file and have declared effective a registration statement for the benefit of the purchasers of the Original Debentures, the Company's failure to timely file its annual and quarterly reports with the SEC, and material breaches of representations and warranties, (ii) extend the date by which the registration statement for the benefit of the purchasers of the Original Debentures must be declared effective, (iii) waive certain conditions relating to the Company's right to pay interest under the Original Debentures in shares of common stock in lieu of cash, and (iv) to make certain amendments to the Original Debentures, and, to the extent necessary the other transaction documents. Additionally, the Company is required to have filed all reports required under Rule 144(c)(1) of the Securities Act of 1934, as amended, and have filed and declared effective by the SEC a registration statement for the benefit of the purchasers effective no later than October 31, 2006. If the Company has filed all reports required to be filed by it under Rule 144(c)(1) and in the event that the Company does not meet the October 31, 2006 effectiveness deadline with respect to the registration statement, the Company has the ability to pay to the holders liquidated damages in the amount of 1.5% of the aggregate principal balance of the Original Debentures and Additional Debentures per month in exchange for an extension of this requirement until January 2, 2007.

As consideration for entering into this Agreement, the Company paid an amount equal to the redemption premium of the Original Debentures by the issuance of debentures (the "Additional Debentures") to each Holder in a principal amount equal to 25% of the principal amount of the Original Debenture held by such Holder, which debenture contains the same terms and conditions as the Original Debentures, except that such debenture shall not be convertible into shares of common stock of the Company prior to obtaining any shareholder approval with respect to such conversion which may be required to comply with the listing requirements of the American Stock Exchange. The Agreement eliminated the original redemption or acceleration premium of 25% on the Original Debentures, so that on maturity or acceleration no premium is payable in excess of the principal amount, interest and other fees and expenses.

The Additional Debentures were issued with an initial conversion price of $2.55 per share and provide for full ratchet anti-dilution protection, provided the exercise price will not be below $2.36 per share unless shareholder approval has been obtained. The Additional Debentures bear interest at 9% per annum, payable semi-annually on January 1 and July 1. Interest is payable in cash or, at the Company's option, in shares of common stock provided certain conditions are satisfied. The interest payment due July 1, 2006 on the Additional Debentures and the Original Debentures may however be paid in shares of common stock of the Company regardless of the satisfaction of any conditions. The Additional Debentures may be redeemed at the election of the Company at a price equal to 100% of the principal amount, plus accrued interest, subject to the satisfaction of certain conditions. Upon the occurrence of a change of control or fundamental transaction as set forth in the Additional Debentures, the holders may require the Company to redeem the Additional Debentures at a price equal to 100% of the principal amount, plus accrued interest, subject to the satisfaction of certain conditions.

The purchasers of the Additional Debentures are granted a security interest in the assets of the Company and in the assets of two of the Company's subsidiaries, Farequest Holdings, Inc. and OneTravel, Inc. (the "Subsidiary Guarantors"), to the same extent as granted with respect to the Original Debentures, subject to the liens of holders of existing indebtedness other than the Original Debentures, permitted liens and permitted indebtedness. Additionally, the Subsidiary Guarantors have agreed to guarantee the obligations of the Company under the Additional Debentures to the same extent as under the Original Debentures.

The transaction was approved by the Company's Board of Directors on January 12, 2006. The offering, sale and issuance of the Additional Debentures was effected pursuant to the exemption from registration provided by Rule 506 promulgated under the Securities Act of 1933, as amended. The Additional Debentures and the common stock issuable upon the conversion of or as interest on the Additional Debentures have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This summary description of the issuance of the Additional Debentures pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of the Agreement and the form of Additional Debenture that are filed as exhibits hereto.

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Item 9.01.   Financial Statements and Exhibits.

         (d) Exhibits.

         Exhibit No.    Description
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             4.1        Form of Additional 9% Secured Convertible Debenture

             10.1 Waiver Agreement and Amendment to Debenture dated January 31, 2006 among the OneTravel Holdings, Inc., Farequest Holdings, Inc. and OneTravel, Inc. and the purchasers identified on the signature pages thereto

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 6, 2006

                                                     ONETRAVEL HOLDINGS, INC.


                                                     By:  /s/ Marc E. Bercoon
                                                          ----------------------
                                                          Marc E. Bercoon,
                                                          President

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                                  Exhibit Index
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         Exhibit No.    Description
         -----------    -----------

            4.1         Form of Additional 9% Secured Convertible Debenture

            10.1 Waiver Agreement and Amendment to Debenture dated January 31, 2006 among the OneTravel Holdings, Inc., Farequest Holdings, Inc. and OneTravel, Inc. and the purchasers identified on the signature pages thereto